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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Unizan Financial Corp. of our report dated January 24, 2002, on UNB Corp.'s consolidated financial statements included in the Annual Report on Form 10-K of UNB Corp. for the year ended December 31, 2001.

                                    /s/ Crowe, Chizek and Company LLP

Cleveland, Ohio
January 16, 2003